                                                                   EXHIBIT 10(r)

                             LEASE AMENDMENT NO. 8
                             ---------------------

     THIS LEASE AMENDMENT NO. 8 (herein called "Amendment No. 8"), dated January 31, 1996 between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor") and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of September 12, 1994 (as amended and supplemented from time to time, the "Lease Agreement", defined terms used herein as therein defined), which provides for the execution of a Lease Amendment for the purpose of, among other things, amending the Lease Agreement and any Lease Supplements thereto;

     WHEREAS, the Lease Agreement was modified and amended by those certain Lease Supplements No. 1 through 6, each dated as of September 12, 1994, recorded with the Lease Agreement, with the Federal Aviation Administration (the "FAA") on September 16, 1994 as Conveyance No. P98874; by that certain Lease Supplement No. 7 dated as of September 21, 1994, recorded with the FAA on October 26, 1994 as Conveyance No. II00230; by that certain Lease Supplement No. 8 dated as of October 6, 1994, recorded with the FAA on October 31, 1994 as Conveyance No. LL08311; by that certain Amendment to Lease Agreement, Lease Supplements and Lease Supplement No. 9, dated as of November 12, 1994, recorded with the FAA on November 21, 1994 as Conveyance No. NN007458; by that certain Lease Supplement No. 10 dated November 21, 1994, recorded by the FAA on March 15, 1995 as Conveyance No. YY010872; by that certain Lease Amendment No. 2 dated April 13, 1995 ("Lease Amendment No. 2"), recorded by the FAA on May 26, 1995 as Conveyance No. D06501; by that certain Lease Amendment No. 3 dated June 1, 1995 ("Lease Amendment No. 3"), recorded by the FAA on June 8, 1995 as Conveyance No. E19773; by that certain Lease Amendment No. 4 dated August 22, 1995 ("Lease Amendment No. 4"), recorded by the FAA on September 27, 1995 as Conveyance No. JJ14862; by that certain Lease Amendment No. 5 dated October 6, 1995 ("Lease Amendment No. 5"), recorded by the FAA on ______________, 1995 as Conveyance No. _______________; by that certain Lease Amendment No. 6 dated November 20, 1995 ("Lease Amendment No. 6"), recorded by the FAA on ____________________, 1995 as Conveyance No. _______________; and by that certain Lease Amendment No. 7, dated as of December 8, 1995 ("Lease Amendment No. 7"), recorded with the FAA on _______________, 1995 as Conveyance No. _______________; and

     WHEREAS, the transaction contemplated by the Letter Agreement, dated December 8, 1995 between Lessee and Lessor have been consummated on or before the date hereof and Lessee has elected to pay all Additional Deferred Rent through the delivery to Lessor of a Secured Promissory Note and the payment of interest on the principal amount of the Additional Deferred Rent from January 25, 1996 to the date hereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Lease Agreement, the Lessor and Lessee hereby amend the Lease Agreement as follows:

A.   AMENDMENTS TO THE LEASE AGREEMENT.
     ---------------------------------

     1.  Section 1 is amended by inserting the following definitions:

          "AA Mortgage" means the Chattel Mortgage and Security
          -----------
          Agreement, dated as of January 31, 1996, between Lessor and Lessee, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as from time to time amended, supplemented or modified.

          "AA Note" means the Secured Promissory Note, dated January 31, 1996,
           -------
          as executed and delivered by Lessee to Lessor.

          "AAdvantage Agreement" means the AAdvantage(R) Participating
           --------------------
          Agreement, dated as of September 12, 1994 between Lessee and Lessor, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as from time to time amended, supplemented or modified.

          "American Agreements" mean the Lease Agreement, the Long Term
           -------------------
          Agreements, the Ancillary Agreements, 151 Lease and the 161 Lease.

          "Change in Control" means the acquisition by any Person or 13D Group
           -----------------
          (other than Airline Investors Partnership, L.P. or its Affiliates) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
          Act) of Voting Securities after which such Person or Group owns Voting Securities representing 30% or more of the outstanding Voting Securities.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "151 Lease" means the Aircraft Lease Agreement, dated as of December
           ---------
          15, 1995 between Lessee and Lessor, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as from time to time amended, supplemented or modified.

          "161 Lease" means the Aircraft Lease Agreement, dated as of December
           ---------
          30, 1995 between Lessee and Lessor, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as from time to time amended, supplemented or modified.

          "Maintenance Services Termination Date" shall have the meaning set
           --------------------------------------
          forth in Section 1 to Exhibit F hereto.

          "Monthly Minimum Maintenance Amount" shall have the meaning set forth
           ----------------------------------
          in Section 3(g)(i) of Exhibit F hereto.

          ""13D Group" means any partnership, limited partnership, syndicate or
            ---------
          other "group" ( as such term is used in Section 13(d)(3) of the Exchange Act).

          "Voting Securities" means any securities of Lessee entitled to vote
           -----------------
          generally in the election of directors, or securities convertible into or exercisable or exchangeable for such securities.

     2. The definition of Basic Rent Payment Date is amended by adding the following sentence to the end thereof:

          "After January 31, 1996, and continuing throughout the remainder of the Lease Term, the Basic Rent Payment Dates shall be (i) the first Business Day of each calendar month, commencing with March, 1996 and
          (ii) September 11, 2001."

     3. Sections 10(c), 13A(g), 13(A)(l) and 14A(g) are deleted in their entirety.

     4. Section 3(a) of the Lease Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:

          "Notwithstanding the foregoing, Lessor shall have the right to terminate this Lease by written notice to Lessee upon the occurrence of a Change in Control and the relevant Term for each Aircraft shall end on the date specified in such notice."

     5  Section 13A(g) is inserted to read as follows:

          "So long as the AA Note shall not have been paid in full, an Event of Default or Termination Event (as defined therein, respectively) exists under the AA Mortgage, the AA Note or any of the American Agreements or an event that permits American, pursuant to Section 11 of the AAdvantage Agreement, to terminate the AAdvantage Agreement exists."

     6.  A new Section 22 is inserted to read as follows:

          "Customer's obligations hereunder are secured by the lien (the "AA Lien") created by the AA Mortgage. THE AA LIEN IS SUBORDINATE TO (i) THE LIEN CREATED BY THAT CERTAIN LOAN AND SECURITY AGREEMENT, DATED AS OF SEPTEMBER 12, 1994, BETWEEN CUSTOMER AND THE CIT GROUP/CREDIT FINANCE, INC. ("CIT") PURSUANT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 31, 1996, BETWEEN CIT AND AMERICAN AND
          (ii) THE LIEN

          CREATED BY THAT CERTAIN ROTABLE SPARE PARTS CHATTEL MORTGAGE AND SECURITY AGREEMENT, DATED AS OF OCTOBER 30, 1992, BETWEEN CUSTOMER AND AEROUSA, INC. ("AEROUSA") PURSUANT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 31, 1996, BETWEEN AEROUSA AND AMERICAN."

     7. Section 1 of Exhibit F is amended by adding the following to the end thereof:

          "Notwithstanding the forgoing, Lessor shall have the right, in Lessor's sole discretion, to terminate its obligations to provide Maintenance Services for the Serviced Aircraft on a date (the "Maintenance Services Termination Date") occurring on or after January 1, 1999, by delivering to Lessee a notice of termination at least 180 days prior to the Maintenance Services Termination Date. In the event that Lessor so elects to terminate its obligations under this Exhibit F, all references to the Lease Term contained in this Exhibit F shall be deemed to refer to the period from the Delivery Date to the Maintenance Services Termination Date and all references to September 11, 2001, in this Exhibit F shall be deemed to refer to the Maintenance Services Termination Date."

     8. Section 3(a) of Exhibit F is amended in its entirety to read as follows:

          "(a)  Charges for Base Maintenance Services and Line
                ----------------------------------------------
          Maintenance Services.  In consideration for the agreement of
          --------------------
          Lessor to perform Base Maintenance Services and Line Maintenance Services on the Serviced Aircraft, any Serviced Engines and any Serviced Parts thereof, Lessee shall pay to Lessor an amount equal to the sum of the products of (i) the number of Flight Hours the Serviced Aircraft are flown during each calendar year (or portion thereof) within the Lease Term, multiplied by (ii) the amount set forth opposite "Total Cost Per Flight Hour" below the applicable calendar year on Attachment A. Charges for Base Maintenance Services and Line Maintenance Services shall for the period from the Delivery Date through January 31, 1996, be payable, monthly, weekly, or approximately weekly (for the period from May 1, 1995, through and including January 31, 1996), as the case may be, in advance, and thereafter monthly, in arrears, in accordance with Section 3(g) of this Exhibit F and shall include (i) all fees charged for access to inventory of Rotable Parts, APUs, and spare GE-CF6-6K engines required to perform Base Maintenance Services and Line Maintenance Services; and (ii) all fees charged for access to or use of all other Serviced Parts required to perform Base Maintenance Services and Line Maintenance Services unless, and to the extent, Lessee has properly elected to perform its own line maintenance. Outside Services, Expendable Parts and engineering utilized in connection with the performance by Lessor of Base

          Maintenance Services and Line Maintenance Services are included in the fixed charges described on Attachment A.

     9.  Section 3(g)(i) of Exhibit F is amended as follows:

          In Clause (iii) of the first sentence thereof the words "throughout the remainder of the Lease Term " are replaced with the words "to and including January 31, 1996" and the words "(other than January 31,
          1996)" are inserted after the word "Wednesday".

          A new clause (iv) is added to the first sentence thereof to read in its entirety "and (iv) for the period commencing February 1, 1996 throughout the remainder of the Lease Term, Lessee shall pay to Lessor on a monthly basis in arrears on the first Business Day of each month commencing in March, 1996, and on September 11, 2001, (each also a "Monthly Supplemental Rent Payment Date") for Base Maintenance Services and Line Maintenance Services

          In the penultimate sentence thereof the words "through and including the end of the Lease Term " are replaced with the words "though and including January 31, 1996"

          The last sentence thereof is deleted and replaced in its entirety with the words " The amount of each such payment (each also a "Monthly Supplemental Rent Payment") which becomes due during the period commencing February 1, 1996, through and including the end of the Lease Term shall equal the product of (A) the aggregate projected Flight Hours, as determined in accordance with Section 4(u) of this Exhibit F to be flown by all of the Serviced Aircraft (but in no event less than the Monthly Minimum Maintenance Amount for each Serviced Aircraft) during the calendar month (or partial month in the case of the Monthly Supplemental Rent Payment Date that occurs on September 11, 2001) preceding such Monthly Supplemental Rent Payment Date, commencing with the month of February, 1996, multiplied by (B) the amount set forth opposite 'Total Cost Per Flight Hour' below the time period relating to the time period to which such Monthly
          Supplemental Rent Payment corresponds as set forth on Attachment A. The "Monthly Minimum Maintenance Amount" for each Serviced Aircraft for each month (or partial month) shall be the product of (1) 200 Flight Hours per month times (2) a fraction the numerator of which is the number of days such Serviced Aircraft is not grounded for Maintenance Services during such month and the denominator of which is the number of days in such month such Serviced Aircraft is subject to this Lease. Lessor shall not provide Lessee a monthly or weekly invoice with respect to Weekly Supplemental Rent Payments or Monthly Supplemental Rent Payments. "

     10. Schedule I to the Lease Agreement shall be amended in its entirety to read as set forth in Schedule I attached hereto.

B.        CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 8.
          -------------------------------------------------------------

     This Amendment No. 8 shall become effective upon the fulfillment of the following conditions precedent:

     1. On the effective date of this Amendment No. 8 (the "Amendment Effective Date"), the representations and warranties of Lessee set forth in the Lease Agreement shall be true and accurate as if made on such date.

     2. The Lease Amendment and the applicable Lease Supplements shall have been executed and filed for information with the FAA in Oklahoma City, Oklahoma.

     3. The receipt by Lessor from Lessee not later than two (2) days prior to the Amendment Effective Date of the following, dated as of such Amendment Effective Date, all of which shall be satisfactory in form and substance to
Lessor:

     (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof or certifying no changes or amendments thereto since the date they were last certified to Lessor by Lessee;

     (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform this Amendment No. 8 and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

     (c) a closing certificate and an incumbency certificate of duly authorized officers of Lessee setting out the names and signatures of the person or persons authorized to sign the Lease Agreement;

     (d) receipt by Lessor of the installments of Basic Rent pursuant to Section 3 of the Lease Agreement, as amended hereby, and Supplemental Rent pursuant to Exhibit F to this Lease Agreement, as amended hereby, and payment of all amounts then due under any other Long-Term Agreement.

     4. The Final Order confirming the Plan shall be and remain in full force and effect.

     5.  The Long-Term Agreements shall be in full force and effect.

     6. No Default or Lessee Event of Default shall have occurred and be continuing after giving effect to this Lease Amendment and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Long-Term Agreements.

     7.  The receipt by Lessor from Lessee on or prior to the Amendment
Effective Date of executed counterparts of the AA   Note and the AA Mortgage.

C.        MISCELLANEOUS.
          -------------

     1. Except as set forth herein, all terms and provisions contained in the Lease Agreement shall remain in full force and effect. Nothing contained in this Lease Amendment No. 8 shall be deemed a waiver by Lessor of any amounts due and owing under the Lease or of any rights of Lessor existing on the date hereof under the Lease.

     2. Lessee hereby confirms its agreement to pay to Lessor Basic Rent, Deferred Basic Rent, Additional Deferred Rent, Deferral Interest and Supplemental Rent for the Aircraft throughout the Term in accordance with the Lease Agreement, as amended.

     3. This Amendment No. 8 is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     4. This Amendment No. 8 may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Amendment No. 8 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 8 may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original."

                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, Lessor and Lessee have caused Amendment No. 8 to be duly executed and delivered as of the date and year first above written.

                            AMERICAN AIRLINES, INC.

                            By:  /s/ Jeffrey M. Jackson
                                 -----------------------------
                                 Jeffrey M. Jackson
                                 Vice President - Corporate
                                 Development and Treasurer

                            HAWAIIAN AIRLINES, INC.

                            By:  /s/ Bruce R. Nobles
                                 -----------------------------
                                 Bruce R. Nobles
                                 President and Chief Executive
                                 Officer

                            By:  /s/ Rae A. Capps
                                 -----------------------------
                                 Rae A. Capps
                                 Vice President, General Counsel
                                 and Corporate Secretary

                                   SCHEDULE I
                                   ----------

     This Schedule I has been left intentionally blank for recording purposes, as the parties deem the information contained therein to be confidential financial information.